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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 20, 2005
                                ----------------

                              INTERMET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

           Georgia                       0-13787              58-1563873
           -------                       -------              ----------
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)

5445 Corporate Drive, Suite 200                                48098-2683
     Troy, Michigan                                            ----------
(Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number including area code: (248) 952-2500
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

                  On October 14, 2005, Intermet entered into a Ninth Amendment to the Debtor in Possession Credit Agreement (the "Ninth Amendment") among Intermet, certain of Intermet's subsidiaries (collectively, the "Borrowers"), a group of lenders (the "Lenders"), Deutsche Bank Trust Company Americas ("Deutsche Bank"), as collateral agent for the Lenders and as co-agent, and The Bank of Nova Scotia ("Scotia Capital"), as administrative agent for Lenders. The Ninth Amendment was subject to Bankruptcy Court approval, and the court entered an order approving the amendment on October 20, 2005. The Ninth Amendment amends Intermet's Debtor in Possession Credit Agreement dated as of October 22, 2004, as previously amended as of November 8, 2004, November 19, 2004, December 23, 2004, January 14, 2005, January 26, 2005, March 28, 2005, May 31, 2005 and June
24, 2005 (the Debtor in Possession Credit Agreement, as amended, is referred to as the "Credit Agreement"). Deutsche Bank and Scotia Capital are also parties to the company's pre-petition First Amended and Restated Credit Agreement dated January 8, 2004.

                  The Ninth Amendment extends the maturity date of the Credit Agreement to October 28, 2005 and also provides the parties the ability to extend the maturity date to November 4, 2005 and subsequently to November 10, 2005. In addition, the Ninth Amendment clarifies the Lenders' consent to certain asset sales and provides that the Debtors will not be require to apply the proceeds of certain asset sales to reduce revolving loan commitments under the Credit Agreement unless the proceeds exceed $5.0 million in the aggregate.

                  In consideration for the amendments to the Credit Agreement contained in the Ninth Amendment, the Borrowers have paid Scotia Capital, as the Administrative Agent and for the benefit of each Lender who executed the Ninth Amendment, a fee of $250,000.

                  A copy of the Ninth Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K.



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Item 9.01         Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:

    The following exhibit is being filed herewith:

    10.1 Ninth Amendment to Debtor-In-Possession Credit Agreement dated as of October 14, 2005.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERMET CORPORATION


Dated: October 26, 2005                 By:  /s/  Alan J. Miller
                                        Alan J. Miller
                                        Vice President, General Counsel and
                                        Assistant Secretary





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                                  Exhibit Index



Exhibit No.                           Description
-----------                           -----------
   10.1 Ninth Amendment to Debtor-In-Possession Credit Agreement dated as of October 14, 2005.







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